UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

Transcend Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Transcend Services, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of March 6, 2012 (the “Merger Agreement”) with Nuance Communications, Inc., a Delaware corporation (“Parent”), and Townsend Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.05 per share, of the Company (the “Shares”), at a price of $29.50 per Share (the “Offer Price”), net to the holder thereof in cash, without interest.

The Merger Agreement provides that the Offer will commence as promptly as practicable (but in no event more than ten business days after the date of the Merger Agreement), and will remain open for at least 20 business days (including the day on which the Offer is commenced). Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by Parent, Purchaser and the Company or any of their respective subsidiaries, and those Shares held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with the Delaware General Corporation Law) will be canceled and extinguished and automatically converted into the right to receive the Offer Price in cash (without interest). If Purchaser holds 90% or more of the outstanding Shares immediately prior to the Merger, it may effect the Merger as a short-form merger pursuant to the Delaware General Corporation Law. Otherwise, the Company may hold a special stockholders’ meeting to obtain stockholder approval of the Merger.

Subject to the terms and conditions of the Merger Agreement, the Company has granted Purchaser an irrevocable option (the “Top-Up Option”) to purchase at a price per share equal to the Offer Price the number of Shares (the “Top-Up Shares”) equal to the lowest number of Shares that, when added to the number of Shares owned by Parent and its subsidiaries (including Purchaser) at the time of such exercise, constitutes one Share more than 90% of the Shares then outstanding (the “Short Form Threshold”) (after giving effect to the issuance of the Top-Up Shares). The Top-Up Option is not exercisable unless, immediately after such exercise and the related issuance of the Top-Up Shares, the Short Form Threshold would be reached (assuming issuance of the Top-Up Shares), and the Top-Up Option shall in no event be exercisable for a number of Shares in excess of the Company’s total authorized and unissued Shares.

Completion of the Offer is subject to a number of conditions, including, among other things (i) that there shall have been validly tendered and not withdrawn prior to the expiration of the Offer, a number of Shares that, together with Shares then owned by Parent or any of its subsidiaries (including Purchaser), represents at least a majority of the sum of (x) all then outstanding Shares, plus (y) all Shares issuable upon the exercise of all then outstanding Company options, plus (z) all Shares issuable upon the exercise, conversion or exchange of any then outstanding Company securities (other than the then outstanding Company options); and (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and it has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of the Company’s board of directors. The Merger Agreement also contains customary termination provisions for the Company and Parent including a requirement, upon termination of the Merger Agreement in certain specified circumstances, that either Company or Parent pay the other party a termination fee in the amount of $9,936,145.

The Merger Agreement is attached to this Current Report on Form 8-K (this “Report”) to provide the Company’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company or Parent in the Company’s or Parent’s public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the representations and warranties contained in the Merger Agreement are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or Parent. The representations and warranties have been negotiated with the principal purpose of (i) establishing the circumstances under which Purchaser may have the right not to consummate the Offer, or Parent or the Company may have the right to terminate the Merger Agreement, and (ii) allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws.

The foregoing description of the Offer, Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Report and incorporated herein by reference.

Tender and Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, each of the Company’s directors and executive officers entered into a tender and voting agreement (the “Tender and Voting Agreement”) with Parent and Purchaser. Shares held by such directors and executive officers that are eligible to be tendered into the Offer represent, in the aggregate, approximately 12% of the Shares outstanding on the date of the Merger Agreement. Subject to the terms and conditions of the Tender and Voting Agreement, such stockholders committed, among other things, to tender all of their respective Shares in the Offer, and, if necessary, vote such Shares in favor of the adoption of the Merger Agreement. The Tender and Voting Agreement automatically terminates upon the earliest to occur of the termination of the Merger Agreement or the effective time of the Merger. The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreement, the form of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Competition Agreement

Concurrently with the execution and delivery of the Merger Agreement, Larry G. Gerdes, the Company’s Chairman and Chief Executive Officer; Susan McGrogan, the Company’s President and Chief Operating Officer; and Lance Cornell, the Company’s Chief Financial Officer, each entered into the Transcend Services, Inc. Employee Proprietary Information, Inventions and Non-Competition Agreement (the “Non-Competition Agreement”), which requires each executive officer to hold in confidence both Company proprietary information and third party proprietary information. Under the Non-Competition Agreement, each executive officer has agreed to assign all right, title and interest in any inventions and works of authorship which are considered works made for hire, together with any related intellectual property rights, to the Company. Each executive officer has also agreed to assist the Company in enforcing all intellectual property rights on any assigned inventions, works of authorship and works made for hire. Pursuant to the terms of the Non-Competition Agreement, each executive officer has agreed not to compete with the Company during the period of his or her employment and for one year thereafter, without express written consent from the Company. During employment and for one year after termination, each executive officer will not solicit business that is competitive with the Company from any client or customer of the Company, as of the date of termination. Each executive officer has also agreed not to solicit any current or future employees of the Company or its subsidiaries during employment and for one year after termination, without written consent. The foregoing description of the Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Non-Competition Agreement filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Retention Bonus Plan

Concurrently with the execution and delivery of the Merger Agreement, the Company adopted the Transcend Services, Inc. Retention Bonus Plan (the “Retention Bonus Plan”). The purpose of the Retention Bonus Plan is to provide cash retention bonuses to incentivize certain key employees, including each of the Company’s named executive officers, to remain with the Company through the completion of a change in control transaction. The key employees eligible for participation in the Retention Bonus Plan are determined by the officers of the Company, and the retention bonuses vary based on whether or not the change in control transaction closes. If the transaction does not close, the retention bonus levels for the named executive officers, as approved by the Company’s Board of Directors, are $220,000 each for Larry Gerdes, Susan McGrogan, and Lance Cornell. If the transaction does close, Mr. Gerdes will receive a retention bonus of $290,000, and Mr. Cornell and Ms. McGrogan will receive the amounts under their respective offer letters entered into with Parent. For all other U.S. employees, bonuses for the successful closing of such a transaction range from $15,000 to $35,000 each, and non-closing bonuses range from $7,500 to $17,000 each. In no event will the total retention bonuses exceed $1,300,000 if the transaction closes or $650,000 if the transaction does not close, and each participant’s bonus shall be reduced on a pro rata basis accordingly if the total of individual bonuses exceeds the aggregate cap. The foregoing description of the Retention Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the Retention Bonus Plan filed as Exhibit 10.3 to this Report and incorporated herein by reference.

NOTICES

Important Information about the Tender Offer

The Offer described herein has not yet commenced, and this Report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the Offer is commenced, Parent will cause Purchaser to file a tender offer statement on Schedule TO with the SEC and Transcend Services, Inc. will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the Offer. Investors and Transcend Services, Inc. stockholders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. A copy of the tender offer statement and the solicitation/recommendation statement will be made available free of charge to all stockholders of Transcend Services, Inc. at www.transcendservices.com or by contacting Transcend Services, Inc. at One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328, Attn: Investor Relations, (678) 808-0600.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Transcend Services, Inc. stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in Transcend Services, Inc.’s public disclosure filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, subsequent quarterly filings on Form 10-Q and the solicitation/recommendation statement to be filed in connection with the tender offer. The information contained herein is as of the date hereof. Transcend Services, Inc. disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of Transcend Services, Inc.’s public disclosure filings are available from the company.

Item 8.01. Other Events.

On March 7, 2012, Transcend Services, Inc. and Nuance Communications, Inc. issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the execution of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)

2.1	Agreement and Plan of Merger, dated as of March 6, 2012 among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc.

10.1	Form of Tender and Voting Agreement, dated as of March 6, 2012 by and among Nuance Communications, Inc., Townsend Merger Corporation and each of the Company’s directors and officers

10.2	Transcend Services, Inc. Employee Proprietary Information, Inventions and Non-Competition Agreement

10.3	Transcend Services, Inc. Retention Bonus Plan

99.1	Joint Press Release issued by Transcend Services, Inc. and Nuance Communications, Inc. on March 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: March 7, 2012	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of March 6, 2012 among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc.

10.1	Form of Tender and Voting Agreement, dated as of March 6, 2012 by and among Nuance Communications, Inc., Townsend Merger Corporation and each of the Company’s directors and officers

10.2	Transcend Services, Inc. Employee Proprietary Information, Inventions and Non-Competition Agreement

10.3	Transcend Services, Inc. Retention Bonus Plan

99.1	Joint Press Release issued by Transcend Services, Inc. and Nuance Communications, Inc. on March 7, 2012